Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (KNG)

November 18, 2020

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2020

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF (the “Target Fund”), a series of ETF Series Solutions, into the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), a newly created series of First Trust Exchange-Traded Fund IV with the same investment objective and investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The Reorganization will result in a shift in the management responsibility for the Target Fund. The Target Fund’s investment adviser is Cboe VestSM Financial LLC (“Cboe Vest”), which is indirectly controlled by First Trust Capital Partners, LLC (“FTCP”). First Trust Advisors L.P. (“First Trust”), an affiliate of FTCP, will serve as the investment adviser to the Acquiring Fund, and Cboe Vest will serve as the investment sub-adviser to the Acquiring Fund. First Trust and Cboe Vest proposed the Reorganization to reorganize the Target Fund into the First Trust family of funds.
Other than management responsibility, the primary characteristics of the Target Fund and the Acquiring Fund are materially the same. The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur in February 2021.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.